Corporate Presentation

BTCS Inc. (OTCQB: BTCS)

February 2017

Safe Harbor

The following presentation is an outline of matters for informational purposes only. This document does not constitute an offer to sell or a solicitation of an offer to buy any securities of BTCS Inc. ("BTCS", "we" or "us").

While we believe the information provided herein is reliable, as of the date hereof, neither BTCS nor any of its affiliates, subsidiaries, directors, officers, employees, agents or consultants (i) makes any representation or warranty as to the accuracy or completeness of the information contained in this document, (ii) undertakes any obligation to update any information contained herein, except to the extent required by applicable law, or (iii) takes any responsibility under any circumstances for any loss or damage suffered as a result of any omission, inadequacy, or inaccuracy in this document, except to the extent required by applicable law. The following presentation is intended as a summary only, contains selected information and does not purport to be all-inclusive or to contain all of the information that may be relevant to a decision to invest in our securities. You should not rely upon this document in evaluating the merits of investing in our securities. Any decision with respect to an investment in our securities should be made based solely upon appropriate examination of our business, including an examination of our filings with the Securities and Exchange Commission ("SEC") and the "Risk Factors" contained therein.

The following presentation contains statements, estimates, forecasts and projections with respect to future performance and events, which constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements include statements regarding the intent and belief or current expectations of BTCS and its affiliates and subsidiaries and their respective management teams. These statements may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek" and similar expressions and include any financial projections or estimates or pro forma financial information set forth herein. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from our expectations include, without limitation, those detailed in our filings with the SEC. Neither BTCS nor any of its affiliates undertakes any obligation to update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

This document does not constitute and should not be interpreted as either a recommendation or advice, including investment, financial, legal, tax, regulatory or accounting advice. You should conduct your own independent investigation as to the economic, financial, regulatory, tax and accounting implications of an investment in BTCS' securities, and you should consult your own attorney, business advisor, accounting and tax advisor for legal, business, accounting, regulatory or tax advice regarding an investment in BTCS.

BTCS files annual, quarterly and current reports, and other information with the SEC. Our filings with the SEC contain important information regarding BTCS, its business, financial condition, results of operations and prospects. You should assume that information contained in any of our filings with the SEC is only accurate as of the date specified in such filings. Our business, financial condition, results of operations and prospects may have changed materially since any such date. You are advised to carefully review the description of our business and the "Risk Factors" set forth in our Annual Report filed on Form 10-K filed with the SEC on February 19, 2016.

Summaries of documents contained herein and in our filings with the SEC may not be complete and are qualified in their entirety by reference to the complete text of such document. In making an investment decision, you must rely on your own examination of these documents and such additional due diligence as you deem appropriate. We have not authorized any other person to provide you with information that is different from the information contained in our filings with the SEC. If anyone provides you with different or inconsistent information, you should not rely on it.

Our filings with the SEC are available to the public on, and may be reviewed at, the SEC's website http://www.sec.gov and on BTCS' web site (www.btcs.com).

You may also read and copy any document that BTCS files with the SEC at the SEC's Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

Table of Contents

Investment Highlights

- BTCS Inc. ("BTCS") is an early mover in the blockchain and digital currency ecosystems and the first "Pure Play" U.S. public company focused on bitcoin and blockchain technologies
- Blockchains are distributed public ledgers that have the ability to fundamentally impact all industries globally that require trust and rely on or utilize record keeping
- Subject to raising additional financing, we plan to create a portfolio of digital assets including bitcoin and other "protocol tokens"
- We may also acquire digital assets by resuming our transaction verification services business through outsourced data centers and earning rewards in digital assets by securing their respective blockchains
- Tremendous long term opportunity as disruptive Blockchain applications emerge
- Identify additional acquisition opportunities in the blockchain space
- Dedicated management team with the right combination of capital markets experience, industry expertise, and business leadership

BTCS™

Blockchain Technology Consumer Solutions

Industry Overview

Blockchain Explained

What is it? *"A blockchain is a distributed public ledger"*

Why it matters? *"More than just the foundational basis for digital currency, a blockchain has the ability to impact all industries on a global basis that require trust and rely on or utilize record keeping"*

DISTRIBUTED
A blockchain is secured and maintained by a network of specialized servers (nodes) around the world

PUBLIC
All transactions are publically available on a blockchain

TRUSTED
Transactions are verified and confirmed by nodes around the world before being added to a blockchain

How it fits?



The PC Era
Semiconductor Technology
The Internet Era
TCP/IP Protocol
The Blockchain Era
Bitcoin Protocol

Blockchain Potential Applications & Disruption

Blockchain technology is radically changing the future of transaction based industries


Gem
coinbase
BitGo
OpenBazaar
GOCOIN
itBit
BTCjam
E-commerce
Global Payments
Remittance
P2P Lending
Microfinance
Digital Currency
Smart Contracts
BLOCKCHAIN
Securities
Record Keeping
satoshiDICE
SNGULAR
Digital Rights
Escrow
Wagers
BitCasino.io
CLOUDBET
bitWAGE
Counterparty
r3.
chain
Equity
Private Markets
Debt
Crowdfunding
Derivatives
Healthcare
Title Records
Ownership
Voting
Intellectual Property
factom
CryptoVoter
followmyvote.com
magnr
t0
symbiont

Discerning the Blockchain Hype and Buzz



DISTRIBUTED MODELS



CENTRALIZED MODELS

- Single point of failure
- Requires trusted party
- No fault-tolerance
- Susceptible to manipulation and corruption

Private Blockchains

- Closed source model
- Progressive innovation
- Private blockchains are closed loop systems where only invited participants have access and provide control and trust

Historical Parallel:

Resembles the closed source environment of AOL in 1995



Industry Initiatives:

Digital Asset Holdings

r3.

Public Blockchain

- Open source model
- Revolutionary technology shift
- Bitcoin's blockchain provides an open source layer to build distributed applications on

Historical Parallel:

Resembles the open source environment that the internet was built on



Industry Initiatives:

Blockstream

RSK ROOTSTOCK SMART CONTRACTS

** The views above reflect solely the opinions of BTCS and its management.*

Blockchain **Digital Asset** Use Case Samples

	Name	Disruption Model	Market Cap	Size of Market Disrupted	Incumbent Players
CURRENCY	Bitcoin	Bitcoin is an open-source digital currency in which encryption techniques are used to regulate the generation of units of currency and verify the transfer of funds, while operating independently of a central bank.	$15 billion	$572 billion	PayPal Western Union MoneyGram money transfer
	Monero	Monero is also an open-source digital currency similar to bitcoin that focuses on privacy, decentralization and scalability.	$164 million		
APPLICATION / SERVICE	Golem	Golem is a global, open-sourced, decentralized supercomputer that anyone can access. Users earn money renting out their computing power or developing and selling software.	$24 million	$5.6 billion	Amazon EC2 SETI HOME
	FirstBlood	FirstBlood is a decentralized Esports gaming platform that allows individuals to earn money by testing their skills when competing in one-on-one or team vs. team matches for popular online games.	$8 million	$100 billion	League of Legends DOTA 2 Counter-Strike Global Offensive
	Storj	Storj is a platform that allows users to store data in a secure and decentralized manner. Users earn money renting out their spare hard drive space.	$7 million	$24 billion	OneDrive amazon cloud drive Google Drive Dropbox

** The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management.*

Blockchain **Currency** Use Case

The Traditional *Traits* of Money*

○ ◔ ◕ ●
Poor ← → *Excellent*

Traits	Barter *(Before 600BC)*	Gold/Silver *(600BC - present)*	Fiat *(C. 806 - present)*	**Bitcoin** *(C. 2009 - present)*
Highly Divisible	○	●	●	●
Globally Transferable	○	◔	◕	●
Durable	◔	●	●	●
Secure *(counterfeiting)*	◔	◕	◕	●
Acceptable	◔	◕	●	◔
Scarce *(Predictable Supply)*	◔	◕	◔	●
Not Sovereign *(Government Issued)*	●	●	○	●
Distributed**	○	○	○	●
Smart *(Programmable)***	○	○	○	●

** The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management.*
*** New traits made possible by the invention of the blockchain.*

Bitcoin Ranking/Acceptance

M1 Rank	Country		Money Supply (billions)
1		European Union	$7,165
2		China	$6,802
3		Japan	$6,314
4		United States	$3,311
5		Germany	$2,049
6		France	$1,144
≈	≈	≈	≈
67		Cuba	$20
68		Ukraine	$20
69		Burma	$18
70		Slovenia	$16
		Bitcoin	$15
71		Jordan	$14
72		Ethiopia	$14

Source: U.S. Central Intelligence Agency, Blockchain.info, as of 1/19/2017.

Notable Companies Accepting Bitcoin
Microsoft
Dell
DISH
Expedia
Time Inc.
Systemax Inc. (Tiger Direct)
Overstock
1-800-FLOWERS
Zynga
CheapAir.com
Wikipedia
Braintree (A PayPal Company)

Venture Capital Landscape

Active Investors

ACCEL PARTNERS
khosla ventures
ANDREESSEN HOROWITZ
NASDAQ
Goldman Sachs
NYSE New York Stock Exchange
USAA
IDG资本 IDG Capital Partners
WINKLEVOSS CAPITAL
VISA
citi VENTURES
BNP PARIBAS
RRE Ventures
LIGHTSPEED VENTURE PARTNERS

Sector Distribution of Top 15 Funded Companies (millions)



Universal Platforms
$252
Transaction Verification Services
$210
Financial Services
$156
Infrastructure
$142
Digital Wallet
$70
Exchange
$62
Payment Processor
$32
$0
$50
$100
$150
$200
$250
$300

Early Internet VC Investment vs. Blockchain (millions)



$700
$600
$500
$400
$300
$200
$100
$0
$250
$639
$96
$362
$490
$393
1995 Internet
1996 Internet
2013 Blockchain
2014 Blockchain
2015 Blockchain
2016 Blockchain

Source: CoinDesk.com, as of 1/19/2017.

BTCS™

Blockchain Technology Consumer Solutions

Corporate Overview

Investor Update From Our CEO

2016 Recap

"Simply put 2016 was a disaster. We took a very contrarian view in 2015 when bitcoin was around $230. We teed up a merger and invested $2.25 million in Spondoolies-Tech Ltd. We also built-out a large facility in North Carolina to mine bitcoins. However, we were unable to convince investors of our contrarian view regarding the potential upside in bitcoin price and failed to raise $5 million to execute on our business plan. We did manage to raise a convertible bridge loan at the end of 2015 in hopes of raising a larger round in 2016. Unfortunately, we did not consummate a larger round in 2016, we subsequently defaulted on our bridge loan, the note holders converted to common stock, and our stock price declined. The remainder of 2016 was spent addressing a long streak of unfortunate events, from having our 200-ton cooling system refuse to cooperate at our North Carolina facility, to being burgled to mention a few. Hind sight is 20/20 and while we were right in our bitcoin price prediction, we didn't raise sufficient capital to execute on our plan."



Charles Allen
CEO and Chairman of the Board

2017 Outlook

"2017 is a year to rebuild. If we can restructure our liabilities and raise additional capital, we see huge opportunities for 2017 and beyond. The rise of digital tokens as a new asset class has created an information void and tremendous opportunity for us to leverage our experience in the sector. As the world's first pure-play blockchain and bitcoin public company, we believe we are well positioned to capitalize on emerging opportunities. Additionally, we plan to opportunistically pursue acquisitions within the industry that may allow us to create shareholder value."

Key Milestones for 2017

Q1-Q2

- Restructure company liabilities
- Raise additional capital

Q2-Q3

- Build portfolio of digital assets
- Potentially restart Transaction Verification Services Business
- Identify and evaluate acquisition opportunities

Our ability to pursue our business plan is contingent on us successfully restructuring or paying off our current liabilities and raising new funds. We can provide no assurances or guarantees we will be successful in our efforts to settle liabilities or raise additional funds.

2017 - A Year to Rebuild

- Initial and early focus areas centered on digital currencies, private investments and bitcoin mining
- Refine focus over time to reduce risk and capitalize on disruptive potential of blockchain across all industries



2013-2014
INITIAL FOCUS
2014
INVESTMENT FOCUS
2015-2016
BITCOIN MINING FOCUS
2017+
BROADENDED DIGITAL ASSETS AND MINING FOCUS
BLOCKCHAIN
Digital Currency
E-commerce
Global Payments
Remittance
P2P Lending
Microfinance
Smart Contracts
Digital Rights
Escrow
Wagers
Securities
Equity
Private Markets
Debt
Crowdfunding
Derivatives
Record Keeping
Healthcare
Title Records
Ownership
Voting
Intellectual Property

Initial Coin Offerings (ICO) in 2016

In 2016 over $100 million was raised by 64 ICOs, a 500% increase over 2015

2016 Featured ICOs	
ICONOMI	A project that aims to create crypto-indexs and hedge funds, and an open-fund platform for other investors to host their fund-management. ***Industry disrupted: Financial*** ***Raised: $10 million***
Golem	Users earn money renting out their computing power or developing and selling software. ***Industry disrupted: Cloud Computing*** ***Raised: $8.6 million (within hours)***
SNGULAR	A blockchain entertainment studio, smart contract rights management platform and video on-demand portal. ***Industry disrupted: Digital Rights*** ***Raised: $8.6 million (in under 15 minutes)***
LISK	Lisk provides a decentralized payment system and digital money network similar to bitcoin. ***Industry disrupted: Online Payments*** ***Raised: $5.7 million***
FIRST BLOOD	Users earn money by testing their skill when competing in one-on-one and team vs. team matches for popular online games. ***Industry disrupted: Online Gaming*** ***Raised: $5.5 million (in under 10 minutes)***

Total Raised and Number of ICOs



Total $ Raised
Number of ICOs
USD Millions
Number of ICOs
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
35
30
25
20
15
10
5
0
$13
3
$23
11
$28
17
$39
33
Q1
Q2
Q3
Q4

ICOs by Blockchain Type in 2016



Total $ Raised
Number of ICOs
USD Millions
Number of ICOs
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
40
35
30
25
20
15
10
5
0
$46
16
$12
13
$45
35
Ethereum Based
Bitcoin Based*
New Blockchain

Source: SmithAndCrown.com
** Also includes Bitshares, Openledger and Waves*

2016 Performance of Select Digital Assets

In 2016 certain digital assets outperformed the overall market and bitcoin by over 500%

Return on $100 Invested in Select Digital Assets and Market (DJI Index) in 2016


Dow Jones (DJI)
Bitcoin (BTC)
Storj (SJCX)
Etherium (ETH)
Monero (XMR)
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
1/4/16
2/4/16
3/4/16
4/4/16
5/4/16
6/4/16
7/4/16
8/4/16
9/4/16
10/4/16
11/4/16
12/4/16

2016 Performance	
Dow Jones (DJI)[1]	15%
Bitcoin (BTC)[2]	119%
Storj (SJCX)[3]	634%
Etherium (ETH)[4]	775%
Monero (XMR)[4]	2634%

Sources: 1. finance.yahoo.com; 2. BTC-e exchange; 3. Bittrex exchange; 4. Poloniex exchange, as of 12/31/2016.

Past Performance is no guarantee of future results. Certain digital assets have smaller markets and less liquidity compared to broader markets such as the Dow Jones Index.

Value Proposition*

BTCS Value Proposition

VS

Competitive Advantage

- Provide shareholder exposure to complex industry
- Only public company in the world focused on this strategy
- Deep industry experience and relationships
- Track record of accurate digital asset trend prediction

Pros

- Ability to build actively managed and diversified portfolio
- Potential to mine digital assets to drive revenue
- Flexibility to quickly react to rapidly evolving industry
- Freedom to evaluate acquisitions to drive growth

Cons

- Digital Assets have different risk / reward profile and may be riskier than bitcoin

Private Company Comparable

In 2016 Polychain Capital raised $10 million from leading VC's to invests in a diversified portfolio of digital assets.

BTCS has a similar strategy with further flexibility.

Polychain Capital

Investors:

ANDREESSEN HOROWITZ

USV UNION SQUARE VENTURES

Bitcoin / Digital Currency ETFs

Industry Participants

Winklevoss Bitcoin Trust

- *Status: In registration with SEC, ongoing for over 3 years*

WINKLEVOSS CAPITAL

Bitcoin Investment Trust

- *Status: Currently trading on OTCQX, seeking up-listing to NYSE*

Grayscale

SolidX Bitcoin Trust

- *Status: In registration with SEC*

SOLIDX

Pros

- Brings SEC regulatory certainty to industry
- Allows for margin trading
- Options market should form to allow for hedging

Cons

- Bitcoin is the easiest Digital Asset to purchase and a passively managed ETF may not be necessary
- Unnecessary fees to maintain a public listing
- Inability to acquire other digital assets
- 40 Act status limits flexibility to adapt to a rapidly evolving industry

Source: CoinDesk.com, as of 12/9/2016.

** The above views and data were prepared by BTCS and reflects solely the opinion of BTCS and its management.*

Blockchain Investment and Acquisition Potential

Strong pipeline of investment opportunities and acquisition targets

Ability to identify investment themes in complex and emerging blockchain industry

Experienced team with a proven track record of negotiating and closing investments

Select Investments

Only Strategic Investor in Series A Financing *(September 2014)*

- Gem enables companies that might not otherwise have an advanced understanding of blockchain technology to easily deploy it with a modular platform that scales
- In January 2016, Gem completed a $7 million Series B investment led by Pelion Venture Partners, KEC Ventures, Blockchain Capital, Digital Currency Group, RRE Ventures, and others

Gem

Lead Investor in Series A Financing *(March 2014)*

- GoCoin provides online merchants with a suite of software to better engage their consumers and to accept not only credit cards, but also bitcoin and other digital currencies
- December 2015, GoCoin successfully processed its one millionth transaction on the platform, and completed a merger with Ziftr LLC
- Notable brands using GoCoin platform:

GOCOIN International Payments Platform

LIONSGATE PayPal movie tickets.com Virgin Galactic CheapAir RE/MAX

Management Team

Charles Allen, *Chief Executive Officer, Chief Financial Officer, and Chairman of the Board*



- Responsible for overall corporate strategy and direction as well as managing corporate finances
- Extensive experience in business strategy, investment banking, investing and capital markets transactions
- Strong engineering background with experience in the semiconductor field
- B.S. in Mechanical Engineering, Lehigh University, M.B.A. Mason School of Business at the College of William & Mary

Michal Handerhan, *Chief Operating Officer, Co-Founder and Director*



- Supports business strategy and operations
- Team leader for the National Aeronautics and Space Administration ("NASA") in their Peer Review Services group and web 2.0 developer at NASA's Goddard Space Flight Center
- President and CEO of Meesha Media Group, LLC, delivering high-definition video services, web development, database management, and social media solutions
- B.S. in Computer Science, Czech Technical University

Summary

- Early mover in the blockchain and digital currency ecosystems and the first "Pure Play" U.S. public company focused on bitcoin and blockchain technologies
- Blockchains are distributed public ledgers that have the ability to fundamentally impact all industries globally that require trust and rely on or utilize record keeping
- Subject to raising additional financing, we plan to create a portfolio of digital assets including bitcoin and other "protocol tokens"
- We may also acquire digital assets by resuming our transaction verification services business through outsourced data centers and earning rewards in digital assets by securing their respective blockchains
- Tremendous long term opportunity as disruptive Blockchain applications emerge
- Identify additional acquisition opportunities in the blockchain space
- Dedicated management team with the right combination of capital markets experience, industry expertise, and business leadership

Contact Info

Charles Allen
Chief Executive Officer

Investor Contact Info
ir@btcs.com
(202) 430-6576